Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2009

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009			2008
PERFORMANCE MEASUREMENTS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Return on assets (ratio of net income (loss) to average total assets) (1)	0.35%	(0.17)%	0.04%	2.14%	(6.93)%
Return on equity (ratio of net income (loss) to average equity) (1)	2.02	(1.00)	0.26	11.81	(35.24)
Net interest rate spread (1)	3.43	3.27	3.36	3.49	3.29
Net interest margin (1)	3.74	3.61	3.74	3.90	3.80
Efficiency ratio	81.88	86.82	87.84	98.24	253.46
Noninterest expense to average total assets (1)	3.18	3.27	3.31	4.00	10.32
Average interest-earning assets to average interest-bearing liabilities	123.69	122.73	123.50	124.32	128.92
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	374	379	390	393	395

	2009			2008
SUMMARY STATEMENT OF OPERATIONS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Total interest income	$18,510	$18,713	$18,906	$19,082	$18,749
Total interest expense	4,838	5,500	5,736	5,810	5,983

Net interest income before provision	13,672	13,213	13,170	13,272	12,766
Provision for loan losses	427	2,847	1,344	3,487	1,406

Net interest income	13,245	10,366	11,826	9,785	11,360
Noninterest income	1,511	1,719	1,389	1,789	1,968
Noninterest expense	12,432	12,964	12,789	14,796	37,345

Income (loss) before income tax	2,324	(879)	426	(3,222)	(24,017)
Income tax expense (benefit)	973	(214)	254	(11,130)	1,065

Net income (loss)	$1,351	$(665)	$172	$7,908	$(25,082)

Basic earnings (loss) per common share	$0.07	$(0.03)	$0.01	$0.40	$(1.27)

Diluted earnings (loss) per common share	$0.07	$(0.03)	$0.01	$0.40	$(1.26)

	2009			2008
NONINTEREST INCOME AND EXPENSE:	IIIQ	IIQ	IQ	IVQ	IIIQ
Noninterest Income:
Deposit service charges and fees	$904	$796	$794	$920	$989
Other fee income	442	496	428	349	533
Insurance commissions and annuities income	193	111	177	188	158
Gain on sales of loans, net	88	180	256	32	-
Loss on disposition of premises and equipment	(1)	-	(4)	-	-
Loan servicing fees	155	161	175	184	190
Amortization and impairment of servicing assets	(182)	(25)	(222)	84	(119)
Operations of real estate owned	(149)	(83)	(253)	(121)	(139)
Bank Owned Life Insurance income (loss)	12	(33)	(59)	29	153
Other	49	116	97	124	203

Total noninterest income	$1,511	$1,719	$1,389	$1,789	$1,968

Noninterest Expense:
Compensation and benefits	$6,948	$6,948	$7,865	$7,265	$7,544
Office occupancy and equipment	1,567	1,666	1,767	1,864	1,481
Advertising and public relations	239	317	366	515	373
Information technology	848	866	1,008	1,005	963
Supplies, telephone, and postage	483	459	424	506	545
Amortization of intangibles	422	422	429	440	446
Loss on impairment of securities available-for-sale	401	-	-	-	24,844
Loss on early extinguishment of borrowings	-	-	-	1,975	-
FDIC insurance premium	499	1,216	49	49	48
Other	1,025	1,070	881	1,177	1,101

Total noninterest expenses	$12,432	$12,964	$12,789	$14,796	$37,345

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

SUMMARY STATEMENT OF FINANCIAL CONDITION

	2009			2008
	IIIQ	IIQ	IQ	IVQ	IIIQ
ASSETS:
Cash and due from other financial institutions	$16,617	$17,667	$20,155	$29,213	$21,258
Interest-bearing deposits in other financial institutions	85,281	42,250	2,882	116	15,030
Securities available-for-sale, at fair value	109,213	112,468	119,417	124,919	75,865
Loans held-for-sale	1,812	2,194	1,729	872	1,264
Loans receivable, net	1,233,060	1,268,571	1,283,996	1,267,968	1,216,185
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,771	34,974	34,773	34,565	34,448
Intangible assets	27,278	27,700	28,122	28,551	28,991
Bank Owned Life Insurance	20,091	20,079	20,112	20,171	20,142
Other assets	30,719	31,296	31,125	32,728	19,908

Total assets	$1,574,440	$1,572,797	$1,557,909	$1,554,701	$1,448,689

LIABILITIES AND EQUITY:
Deposits	$1,211,838	$1,211,756	$1,153,738	$1,069,855	$1,046,104
Borrowings	74,648	78,819	123,995	200,350	101,935
Other liabilities	21,660	17,946	14,529	17,705	39,023

Total liabilities	1,308,146	1,308,521	1,292,262	1,287,910	1,187,062
Stockholders’ equity	266,294	264,276	265,647	266,791	261,627

Total liabilities and stockholders’ equity	$1,574,440	$1,572,797	$1,557,909	$1,554,701	$1,448,689

	2009			2008
DEPOSITS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Noninterest-bearing demand	$110,697	$107,649	$107,021	$109,056	$108,110
Savings	96,372	98,327	97,531	94,802	96,489
Money market accounts	296,824	271,982	246,443	205,768	196,050
Interest-bearing NOW accounts	290,607	282,484	274,560	285,737	309,482
Certificates of deposit - Retail	402,305	429,457	389,648	339,771	330,390
Certificates of deposit - Wholesale	15,033	21,857	38,535	34,721	5,583

Total certificates of deposit	417,338	451,314	428,183	374,492	335,973

Total deposits	$1,211,838	$1,211,756	$1,153,738	$1,069,855	$1,046,104

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009			2008
LOANS:	IIIQ	IIQ	IQ	IVQ	IIIQ

One-to-four family residential real estate loans	$293,927	$301,167	$308,710	$312,390	$318,934
Multi-family mortgage loans	329,934	331,258	320,480	305,318	303,516
Nonresidential real estate loans	324,428	338,050	344,877	342,583	332,047
Construction and land loans	39,042	42,384	44,346	50,687	46,793
Commercial loans	74,567	88,853	99,497	92,679	78,742
Commercial leases	183,841	179,804	176,344	174,644	143,843
Consumer loans	2,565	2,495	2,605	2,655	2,757

Total loans	1,248,304	1,284,011	1,296,859	1,280,956	1,226,632
Loans in process	(139)	(200)	(217)	(154)	(139)
Net deferred loan origination costs	1,818	1,898	1,912	1,912	1,957
Allowance for loan losses	(16,923)	(17,138)	(14,558)	(14,746)	(12,265)

Loans, net	$1,233,060	$1,268,571	$1,283,996	$1,267,968	$1,216,185

	2009			2008
CREDIT QUALITY RATIOS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Nonperforming Loans and Assets:
One-to-four family residential real estate loans	$9,248	$4,984	$2,329	$2,205	$2,526
Multi-family mortgage loans	8,196	9,085	1,495	2,101	940
Nonresidential real estate loans	9,172	8,955	6,750	2,961	2,954
Construction and land loans	11,082	12,726	10,733	5,145	4,941
Commercial loans	2,340	2,963	1,323	1,141	1,021
Commercial leases	-	105	105	105	105
Consumer loans	-	8	1	-	10

Nonaccrual loans	40,038	38,826	22,736	13,658	12,497

One-to-four family residential real estate loans	816	845	931	588	798
Multi-family mortgage loans	45	133	133	133	133
Nonresidential real estate loans	600	-	-	-	-
Construction and land loans	295	-	157	234	-

Real estate owned	1,756	978	1,221	955	931

Nonperforming assets	$41,794	$39,804	$23,957	$14,613	$13,428

Asset Quality Ratios:
Nonperforming assets to total assets	2.65%	2.53%	1.54%	0.94%	0.93%
Nonaccrual loans to total loans	3.21	3.02	1.75	1.07	1.02
Allowance for loan losses to nonaccrual loans	42.27	44.14	64.03	107.97	98.14
Allowance for loan losses to total loans	1.36	1.33	1.12	1.15	1.00
Net charge-off ratio (1)	0.20	0.08	0.48	0.32	0.01

	2009			2008
ALLOWANCE FOR LOAN LOSSES:	IIIQ	IIQ	IQ	IVQ	IIIQ

Beginning balance	$17,138	$14,558	$14,746	$12,265	$10,900
Provision for loan losses	427	2,847	1,344	3,487	1,406
Loans charged off	(660)	(296)	(1,536)	(1,016)	(42)
Recoveries	18	29	4	10	1

Ending balance	$16,923	$17,138	$14,558	$14,746	$12,265

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009			2008
SELECTED AVERAGE BALANCES:	IIIQ	IIQ	IQ	IVQ	IIIQ

Average total assets	$1,566,127	$1,584,397	$1,544,395	$1,478,893	$1,447,499
Average interest-earning assets	1,452,054	1,467,900	1,426,864	1,354,221	1,337,304
Average total loans	1,267,148	1,286,698	1,285,125	1,251,180	1,224,472
Average securities available-for-sale	108,759	115,667	123,278	83,352	80,459
Average Stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	60,549	31,077	2,863	4,091	16,775
Average interest-bearing deposits	1,097,285	1,079,094	1,008,329	933,207	945,892
Average borrowings	76,685	116,935	147,068	156,107	91,452
Average interest-bearing liabilities	1,173,970	1,196,029	1,155,397	1,089,314	1,037,344
Average total stockholders’ equity	267,166	266,647	268,064	267,862	284,695

	2009			2008
SELECTED YIELDS AND COST OF FUNDS (1):	IIIQ	IIQ	IQ	IVQ	IIIQ

Average interest-earning assets	5.06%	5.11%	5.37%	5.61%	5.58%
Average total loans	5.43	5.44	5.54	5.74	5.86
Average securities available-for-sale	4.15	4.29	4.42	4.96	3.34
Average other interest-earning assets	0.24	0.22	-	-	1.07

Average interest-bearing deposits	1.58	1.83	2.06	2.13	2.15
Average borrowings	2.46	1.93	1.67	2.06	3.79
Average interest-bearing liabilities	1.63	1.84	2.01	2.12	2.29

Net interest rate spread	3.43	3.27	3.36	3.49	3.29
Net interest margin	3.74	3.61	3.74	3.90	3.80

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009			2008
CAPITAL RATIOS:	IIIQ	IIQ	IQ	IVQ	IIIQ
BankFinancial Corporation:
Equity to total assets (end of period)	16.91%	16.80%	17.05%	17.16%	18.06%
Tangible equity to tangible total assets (end of period)	15.56	15.43	15.39	15.48	16.47

Risk-based total capital ratio	19.55	19.07	18.60	18.57	20.06
Risk-based tier 1 capital ratio	18.57	18.07	17.66	17.67	19.21
Tier 1 leverage ratio	15.17	15.14	15.38	15.48	17.02

BankFinancial FSB:
Risk-based total capital ratio	15.98	15.48	14.95	14.69	15.72
Risk-based tier 1 capital ratio	15.00	14.48	14.01	13.79	14.87
Tier 1 leverage ratio	12.25	12.12	12.20	12.08	13.17

	2009			2008
COMMON STOCK AND DIVIDENDS:	IIIQ	IIQ	IQ	IVQ	IIIQ
Stock Prices:
Close	$9.60	$8.86	$9.97	$10.19	$14.68
High	11.04	11.10	11.10	14.99	15.98
Low	8.75	8.07	7.19	9.07	12.70

Book value per share	$12.43	$12.34	$12.36	$12.30	$12.00
Tangible book value per share	$11.16	$11.05	$11.05	$10.98	$10.67

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$-	$691	$1,800	$1,272	$1,404
Stock repurchases – shares	-	70,000	207,800	117,700	101,200

	2009			2008
EARNINGS PER SHARE COMPUTATIONS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Net income (loss)	$1,351	$(665)	$172	$7,908	$(25,082)

Average common shares outstanding	21,416,377	21,437,970	21,617,158	21,736,312	21,829,118
Less: Unearned ESOP shares	(1,549,780)	(1,574,268)	(1,598,497)	(1,622,932)	(1,647,532)
Unvested restricted stock shares	(217,850)	(220,652)	(239,100)	(387,837)	(434,550)

Weighted average common shares outstanding	19,648,747	19,643,050	19,779,561	19,725,543	19,747,036
Plus: Dilutive common shares equivalents	-	-	-	-	101,318

Weighted average dilutive common shares outstanding	19,648,747	19,643,050	19,779,561	19,725,543	19,848,354

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,322,603	2,322,603	2,334,803	2,334,803	2,336,803
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$0.07	$(0.03)	$0.01	$0.40	$(1.27)

Diluted earnings (loss) per common share	$0.07	$(0.03)	$0.01	$0.40	$(1.26)

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment, facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

FDIC Special Assessment. The Company believes that the exclusion from its net income (loss) of the FDIC special assessment facilitates the comparison of the Company’s operating results to the Company’s historical performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(continued)

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2009 AND 2008	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Core operating income:
Net income (loss)	$1,351	$(25,082)	$858	$(27,297)
Adjustments:
Equity-based compensation and benefits	691	1,350	2,356	3,777
Amortization of core deposit intangible	422	446	1,273	1,344
Gain on sales of investment securities	-	-	-	(1,385)
Gain on unredeemed Visa stock	-	-	-	(1,240)
Loss on impairment of securities	401	24,844	401	35,919
FDIC special assessment	-	-	700	-
Tax effect on adjustments assuming 39.745% tax rate	(602)	(10,588)	(1,880)	(15,268)
Deferred tax valuation reserve on loss on impairment of securities	-	10,087	-	10,087

Core operating income	$2,263	$1,057	$3,708	$5,937

Return on assets (ratio of net loss to average total assets) (1)	0.35%	(6.93)%	0.07%	(2.50)%
Core return on assets (ratio of core operating income to average total assets) (1)	0.58%	0.29%	0.32%	0.54%

Return on equity (ratio of net loss to average equity) (1)	2.02%	(35.24)%	0.43%	(12.59)%
Core return on equity (ratio of core operating income to average equity) (1)	3.39%	1.48%	1.85%	2.74%

Diluted earnings (loss) per common share	$0.07	$(1.26)	$0.04	$(1.37)
Core dilutive earnings per common share	$0.12	$0.05	$0.19	$0.30

Core noninterest expenses:
Noninterest expenses	$12,432	$37,345	$38,185	$73,826
Adjustments:
Equity-based compensation and benefits	(691)	(1,350)	(2,356)	(3,777)
Amortization of core deposit intangible	(422)	(446)	(1,273)	(1,344)
Loss on impairment of securities	(401)	(24,844)	(401)	(35,919)
FDIC special assessment	-	-	(700)	-

Core noninterest expenses	$10,918	$10,705	$33,455	$32,786

Noninterest expense to average total assets (1)	3.18%	10.32%	3.25%	6.75%
Core noninterest expense to average total assets (1)	2.79%	2.96%	2.85%	3.00%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	81.88%	253.46%	85.47%	156.36%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	71.91%	72.66%	74.89%	73.53%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2009			2008
FOR THE LATEST FIVE QUARTERS	IIIQ	IIQ	IQ	IVQ	IIIQ
Core operating income (loss)
Net income (loss)	$1,351	$(665)	$172	$7,908	$(25,082)
Adjustments:
Equity-based compensation and benefits	691	604	1,060	824	1,350
Amortization of core deposit intangible	422	422	429	440	446
Loss on impairment of securities	401	-	-	-	24,844
FDIC special assessment	-	700	-	-	-
Tax effect on adjustments assuming 39.745% tax rate	(602)	(686)	(592)	(502)	(10,588)
Deferred tax valuation reserve on loss on impairment of securities	-	-	-	(10,087)	10,087

Core operating income (loss)	$2,263	$375	$1,069	$(1,417)	$1,057

Return on assets (ratio of net income (loss) to average total assets) (1)	0.35%	(0.17)%	0.04%	2.14%	(6.93)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.58%	0.09%	0.28%	(0.38)%	0.29%

Return on equity (ratio of net income (loss) to average equity) (1)	2.02%	(1.00)%	0.26%	11.81%	(35.24)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	3.39%	0.56%	1.60%	(2.12)%	1.48%

Diluted earnings (loss) per common share	$0.07	$(0.03)	$0.01	$0.40	$(1.26)
Core diluted earnings (loss) per common share	$0.12	$0.02	$0.05	$(0.07)	$0.05

Core operating expense:
Noninterest expense	$12,432	$12,964	$12,789	$14,796	$37,345
Adjustments:
Equity-based compensation and benefits	(691)	(604)	(1,060)	(824)	(1,350)
Amortization of core deposit intangible	(422)	(422)	(429)	(440)	(446)
Loss on impairment of securities	(401)	-	-	-	(24,844)
FDIC special assessment	-	(700)	-	-	-

Core noninterest expense	$10,918	$11,238	$11,300	$13,532	$10,705

Noninterest expense to average total assets (1)	3.18%	3.27%	3.31%	4.00%	10.32%
Core noninterest expense to average total assets (1)	2.79%	2.84%	2.93%	3.66%	2.96%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	81.88%	86.82%	87.84%	98.24%	253.46%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	71.91%	75.26%	77.61%	89.85%	72.66%

(1)	Annualized for the three-month periods.